UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 23, 2009

HUB GROUP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-27754	36-4007085
(Commission File Number)	(I.R.S. Employer Identification No.)

3050 Highland Parkway, Suite 100
Downers Grove, Illinois 60515
(Address, including zip code, of principal executive offices)

(630) 271-3600
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Hub Group, Inc. (the “Company”) has traditionally provided annual earnings guidance at the time of its quarterly earnings release.  The Company believes, consistent with past practice, that it is too early to update its annual earnings guidance.  In addition, in light of the current economic situation, it is particularly difficult to provide accurate guidance.  However, to aid the investor in evaluating the possible financial performance of the Company in this uncertain economic environment, the Company is providing an estimate of what earnings could be based on certain assumed intermodal volume and pricing levels.  Assuming intermodal volume is down between 5% and 10% and intermodal pricing excluding fuel is down between 1% and 5% for the remainder of the year, the Company estimates that diluted earnings per share for the year will be in the range of $0.78 - $1.23.  The Company is not predicting that intermodal volume and pricing will necessarily decline within these ranges nor should this range be interpreted as earnings guidance.  Rather, the foregoing illustrates the impact of certain key variables on the Company’s earnings.

CERTAIN FORWARD-LOOKING STATEMENTS: Statements in this filing that are not historical, including statements about Hub Group's or management's intentions, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and subject to risks. Such statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Factors that could cause actual results to differ materially include the factors listed from time to time in Hub Group's SEC reports including, but not limited to, the annual report on Form 10-K for the year ended December 31, 2008. The Company assumes no responsibility to update any such forward-looking statements.

Item 8.01.  Other Events.

On March 23, 2009, the Company issued a press release announcing first quarter 2009 earnings guidance.  This press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) A list of exhibits filed herewith is contained on the Exhibit
Index which immediately precedes such exhibits and is
incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                     HUB GROUP, INC.

DATE: March 23, 2009	/s/ Terri A. Pizzuto
By: Terri A. Pizzuto
Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.

99.1	Press release, issued on March 23, 2009, announcing first quarter 2009 earnings guidance for Hub Group, Inc.